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                                                                   Exhibit 10.33


                                AMENDMENT NO. 1
                                       TO
                     TRANSFER AND ADMINISTRATION AGREEMENT


                 THIS AMENDMENT NO. 1 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment") dated as of July 1, 1996, is entered into by and among JPFD FUNDING COMPANY, a Delaware corporation (the "Transferor"), JP FOODSERVICE DISTRIBUTORS, INC., a Delaware corporation, as the initial "Collection Agent" thereunder, ENTERPRISE FUNDING CORPORATION ("Enterprise"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor"), and NATIONSBANK, N.A., as agent (in such capacity, the "Agent") for Enterprise and the Bank Investors.

                             W I T N E S S E T H:

                 WHEREAS, the Transferor, the Collection Agent, Enterprise, the Bank Investors and the Agent have entered into that certain Transfer and Administration Agreement dated as of May 30, 1996 (as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "TAA"; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the TAA), pursuant to which the Transferor has agreed to sell, assign or otherwise transfer to Enterprise and/or the Bank Investors undivided percentage interests in the Transferor's Receivables and certain other assets relating thereto;

                 WHEREAS, the parties hereto desire to amend the terms of the TAA on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 SECTION 1.  Amendment of the TAA.  Effective as of the date
                             ---------------------
hereof, the TAA is hereby amended as follows:

                 1.1.      The definition of "Commitment" set forth in Section
                                             ------------
      1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

                 "'Commitment' means for each Bank Investor, the commitment of
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                 such Bank Investor to make or participate in acquisitions from the Transferor, the Company or the Liquidity Provider in accordance with the terms hereof and/or of the Liquidity Provider Agreement in an aggregate amount not to exceed the dollar amount set forth either opposite such Bank Investor's signature on
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                 the signature page hereto under the heading "Commitment" or in the most recent Assignment and Assumption Agreement to which such Bank Investor is a party, as applicable. Notwithstanding the foregoing, upon the occurrence of the Commitment Termination Date, each Bank Investor's Commitment shall be deemed to equal the sum of (i) such Bank's Net Investment hereunder and (ii) the outstanding principal balance of such Bank Investor's participation interest the "Bank's Aggregate Investment" under (and as such term is defined in) the Liquidity Provider Agreement and relating to this Agreement."

                 1.2.     Clause (ii) of the proviso contained in the
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      definition of "Concentration Factor" set forth in Section 1.1 of the TAA
                    ----------------------
      is hereby amended and restated in its entirety to read as follows:

                 "(ii) with respect to any Special Obligors, such amount shall be equal to such other amount or such other percentage of the Maximum Net Investment as shall be agreed upon by the Agent, the Majority Investors and Transferor, provided, that for Service America Corporation, such amount shall be equal to $5,000,000 and for Buffets, Inc., such amount shall be equal to five percent (5%) of the Maximum Net Investment at such time, and".

                 1.3. Section 2.7(b) of the TAA is hereby amended and restated in its entirety to read as follows:

                 "(b) On the last day of each month and on the Commitment Termination Date, to the Agent for allocation to the Bank Investors, the Commitment Fee and".

                 1.4.     The definition of "Majority Investors" set forth in
                                            --------------------
      Section 9.1(a) of the TAA is hereby amended to (x) delete the phrase "in excess of 51%" appearing in clause (i) thereof and (y) substitute the phrase "at least 66-2/3%" therefor.

                 SECTION 2.  Representations and Warranties of the
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Transferor.  Upon the effectiveness of this Amendment, the Transferor hereby
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remakes and reaffirms all covenants, representations and warranties made by it
(or deemed made by it) in the TAA (except to the extent such covenants, representations or warranties expressly speak only as to another date).

                 SECTION 3.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
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BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.




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                 SECTION 4. Severability. Each provision of this Amendment
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shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in any jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

                 SECTION 5. Reference to and Effect on the TAA.
                            -----------------------------------

                 5.1. Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and all references to the TAA in the Transaction Documents and/or any other document, instrument or agreement executed and/or delivered in connection therewith, shall, in each case, mean and be a reference to the TAA as amended hereby. Except as otherwise amended by this Amendment, the TAA shall continue in full force and effect and is hereby ratified and confirmed.

                 5.2. The execution, delivery and effectiveness of this Amendment shall not (x) operate as a waiver of any right, power or remedy of the Agent, Enterprise, any of the Bank Investors or any of the foregoing's respective successors or assigns under the TAA, any Transaction Document or any other instrument, document or agreement executed and/or delivered by the Transferor, the Collection Agent or any of the Sellers in connection herewith of therewith or (y) in any such case, constitute a waiver of any provision contained therein, except as specifically set forth herein.

                 SECTION 6.  Counterparts.  This Amendment may be executed in
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one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written.

                              JPFD FUNDING COMPANY


                              By: /s/ GEORGE T. MEGAS
                                 ------------------------------------
                                 Name: George T. Megas
                                 Title: Vice President of Finance


                              JP FOODSERVICE DISTRIBUTORS, INC.,
                              individually and as Collection Agent


                              By: /s/ GEORGE T. MEGAS
                                 ------------------------------------
                                 Name: George T. Megas
                                 Title: Vice President of Finance


                              ENTERPRISE FUNDING CORPORATION


                              By: /s/ K. CARTER HARRIS
                                 ------------------------------------
                                 Name: K. Carter Harris
                                 Title: Vice President


                              NATIONSBANK, N.A., as the initial sole
                              Liquidity Provider and as Agent


                              By: /s/ MICHELLE M. HEATH
                                 ------------------------------------
                                 Name: Michelle M. Heath
                                 Title: Vice President



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